UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

SEACOR Holdings Inc.

________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(954) 523-2200

Not Applicable

__________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	CKH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

      ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

      ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.            Other Events.

On May 7, 2019, SEACOR Holdings Inc., a Delaware corporation (the “Company”), filed an automatic shelf registration statement on Form S-3 (File No. 333-230111) (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering an unspecified amount of shares of its common stock, par value $0.01 per share (the “Common Stock”), and certain other securities of the Company.

On September 6, 2019, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to the Registration Statement covering the resale of up to 1,500,000 shares of the Company’s Common Stock (the “Shares”) which may be used by the selling stockholder identified therein to resell shares of the Common Stock received by the selling stockholder as consideration for the Company’s previously disclosed purchase SEA-Vista joint venture through certain of SEACOR’s subsidiaries. The Company will not receive any proceeds from the sale of the Common Stock by the selling stockholders.

The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Resale Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
5.1	Opinion of Milbank LLP
23.1	Consent of Milbank LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEACOR Holdings Inc.

Dated: September 6, 2019	By:	/s/ William C. Long
William C. Long
Executive Vice President, Chief Legal Officer and
Corporate Secretary